UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2020

American Virtual Cloud Technologies, Inc.
(Exact Name of registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-38167 (Commission File Number)	81-2402421 (IRS Employer Identification No.)

1720 Peachtree Street, Suite 629 Atlanta, GA (Address of principal executive offices)	30309 (Zip code)
(404) 234-3098 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVCT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AVCTW	The Nasdaq Stock Market LLC

Item 7.01. Regulation FD Disclosure.

On August 5, 2020, American Virtual Cloud Technologies, Inc. (“AVCT”), and Ribbon Communications Inc. (“Ribbon”) issued a joint press release announcing that they have entered into a definitive agreement for AVCT to acquire Kandy Communications (“Kandy”), an industry-leading proprietary, multi-tenant, highly scalable cloud communications platform, from Ribbon, in an all-stock transaction (the “Transaction”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Additional Information

A full description of the terms of the proposed Transaction will be provided in a proxy statement for the stockholders of AVCT (the “Proxy Statement”) to be filed with the Securities and Exchange Commission (the “SEC”). AVCT urges investors, stockholders and other interested persons to read, when available, the preliminary proxy statement as well as other documents filed with the SEC because these documents will contain important information about AVCT, Kandy and the proposed Transaction. The definitive proxy statement will be mailed to stockholders of AVCT as of a record date to be established for voting on the proposed Transaction. Stockholders will also be able to obtain a copy of the definitive proxy statement (when available), without charge, by directing a request to: American Virtual Cloud Technologies, Inc., 1720 Peachtree Street, Suite 629, Atlanta, GA 30309. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

AVCT and its directors and executive officers may be considered participants in the solicitation of proxies by AVCT in connection with the proposed Transaction. Information about the directors and executive officers of AVCT is set forth in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020, which was filed with the SEC on June 29, 2020, and will be set forth in its proxy statement, which will be filed with the SEC when it becomes available. You may obtain these documents (when they become available, as applicable) free of charge through the sources indicated above.

Non-Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Important Information Regarding Forward-Looking Statements

This document may contain forward-looking statements concerning AVCT, Kandy and/or Ribbon, the proposed Transaction and other matters.  These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of AVCT and Ribbon, as well as assumptions made by, and information currently available to, such management.  Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “seek,” “see,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project,” “target” or similar words, phrases or expressions, and include statements regarding the anticipated benefits of the acquisition of Kandy by AVCT, the required equity offering and anticipated timing of closing of the Transaction.  These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control, such as statements about the consummation of the proposed Transaction.

Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to consummate the proposed Transaction; failure to make or take any filing or other action required to consummate the proposed Transaction in a timely matter or at all; failure to obtain shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed Transaction; risks that the businesses will not be integrated successfully; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed Transaction and disruptions from the proposed Transaction that could harm AVCT’s or Ribbon’s business; ability to retain key personnel; the potential impact of announcement or consummation of the proposed Transaction on relationships with third parties, including customers, employees and competitors; and conditions in the capital markets. The foregoing list of factors is not exhaustive.  All of the parties’ forward-looking statements involve risks and uncertainties (some of which are significant or beyond the parties’ control) and assumptions that could cause actual results to differ materially from their respective historical experience and present expectations or projections.  You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in the most recent respective Annual Report on Form 10-K and Quarterly Reports on Form 10-Q of the parties, as well as the other documents filed by the parties from time to time with the SEC.  The parties caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof.  Neither AVCT nor Ribbon undertakes any obligation to publicly update or revise any of forward-looking statements after the date they are made, whether as a result of any changes in circumstances or new information, future events or otherwise, except to the extent required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 5, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES
By: /s/ Thomas H. King
Name: Thomas H. King Title: Chief Financial Officer

Date: August 5, 2020

4